SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                ----------------------


                                      FORM 8-K/A


                          AMENDMENT NO. 1 TO CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):  April 11, 1995
                                                        --------------



                                   MILTOPE GROUP INC.
              ----------------------------------------------------------
                (Exact name or registrant as specified in its charter)



                Delaware                    0-13433             11-2693062
      -------------------------------   ---------------     -------------------
      (State or other jurisdiction of    (Commission          (IRS Employer
      incorporation or organization)     File Number)       Identification No.)


          500 Richardson Road South, Hope Hull, Alabama        36043
          ---------------------------------------------     ----------
             (Address of principal executive offices)       (Zip Code)



     Registrant's telephone number, including area code:  (205) 284-8665
                                                          --------------


           --------------------------------------------------------------
           (Former name or former address, if changed since last report.)


                                  Page 1 of 3 Pages

          Item 5.   Other Events
          ------    ------------

                    This Form 8-K/A amends the previously filed Form 8-K

          dated April 17, 1995.  The response to Item 5 of such Form 8-K is hereby replaced in its entirety with the following:

                    (a)  On April 12, 1995, Miltope Group Inc. (the

          "Registrant") announced that David L. Lengel resigned as

          President and Chief Executive Officer and as a director on April

          11, 1995.  The Board of Directors of the Registrant has elected

          George K. Webster, Senior Vice President of Miltope Corporation,

          a wholly-owned subsidiary of the Registrant, as Acting President and Chief Executive Officer of the Registrant.



                                  Page 2 of 3 Pages

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange

          Act  of 1934,  the Registrant has  duly caused this  report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:  April 26, 1995             MILTOPE GROUP INC.



                                             By:  /s/ Leonard Gubar
                                                  ------------------------
                                                  Leonard Gubar, Secretary




                                  Page 3 of 3 Pages